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solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that
Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan
Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement
Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective
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Memorandum will contain all material information in respect of any securities
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information contained here in may be based on certain assumptions regarding
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no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market
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Changes to the assumptions may have a material impact on any returns detailed.
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of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on
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the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED
BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                 MORGAN STANLEY
                     IXIS CAPITAL MARKETS NORTH AMERICA INC.
                                    2005-HE1
                                   ALL RECORDS

1.   FICO SPREADSHEET REQUEST

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                           MASTER &    SCHED
                                                        % OF      GROSS      GROSS     GROSS      GROSS    SUB SERV     REM
FICO SPREADSHEET REQUEST     COUNT       BALANCE       BALANCE     RATE     MARGIN    LIFECAP   LIFEFLOOR    FEES       TERM
-------------------------------------------------------------------------------------------------------------------------------

500 - 500                        6       1,478,992       0.25     8.752      8.072    14.889      8.798       0.52       358
-------------------------------------------------------------------------------------------------------------------------------
501 - 510                       94      13,863,557       2.37     8.715      7.176    15.280      8.724       0.52       357
-------------------------------------------------------------------------------------------------------------------------------
511 - 520                      116      18,150,694       3.11     8.838      7.341    15.284      8.826       0.52       355
-------------------------------------------------------------------------------------------------------------------------------
521 - 530                      114      16,299,213       2.79     8.406      7.091    14.734      8.353       0.52       354
-------------------------------------------------------------------------------------------------------------------------------
531 - 540                      109      16,237,471       2.78     8.544      7.194    14.834      8.530       0.52       356
-------------------------------------------------------------------------------------------------------------------------------
541 - 550                      105      15,213,971       2.60     8.597      7.502    14.913      8.578       0.52       354
-------------------------------------------------------------------------------------------------------------------------------
551 - 560                      136      19,770,873       3.38     7.910      7.088    14.462      7.916       0.52       354
-------------------------------------------------------------------------------------------------------------------------------
561 - 570                      134      21,380,327       3.66     7.956      6.986    14.438      7.922       0.52       355
-------------------------------------------------------------------------------------------------------------------------------
571 - 580                      122      21,221,109       3.63     7.701      6.805    14.173      7.668       0.52       355
-------------------------------------------------------------------------------------------------------------------------------
581 - 590                      166      28,181,191       4.82     7.609      6.554    14.028      7.484       0.52       354
-------------------------------------------------------------------------------------------------------------------------------
591 - 600                      168      29,938,925       5.12     7.347      6.776    13.841      7.205       0.52       352
-------------------------------------------------------------------------------------------------------------------------------
601 - 610                      194      31,633,934       5.41     7.439      6.486    13.853      7.216       0.52       351
-------------------------------------------------------------------------------------------------------------------------------
611 - 620                      196      34,129,104       5.84     7.326      6.434    13.790      7.179       0.52       351
-------------------------------------------------------------------------------------------------------------------------------
621 - 630                      198      37,228,203       6.37     7.274      6.501    13.772      7.168       0.52       350
-------------------------------------------------------------------------------------------------------------------------------
631 - 640                      183      30,945,028       5.29     7.310      6.477    13.762      7.194       0.52       352
-------------------------------------------------------------------------------------------------------------------------------
641 - 650                      187      35,053,739       6.00     7.271      6.316    13.598      7.004       0.52       346
-------------------------------------------------------------------------------------------------------------------------------
651 - 660                      182      32,617,670       5.58     7.223      6.357    13.419      6.871       0.52       344
-------------------------------------------------------------------------------------------------------------------------------
661 - 670                      143      22,791,071       3.90     7.397      6.738    13.623      7.081       0.52       342
-------------------------------------------------------------------------------------------------------------------------------
671 - 680                      134      23,064,222       3.95     7.175      6.441    13.422      6.865       0.52       342
-------------------------------------------------------------------------------------------------------------------------------
681 - 690                      115      22,087,526       3.78     6.905      6.369    13.405      6.795       0.52       346
-------------------------------------------------------------------------------------------------------------------------------
691 - 700                      107      18,189,523       3.11     6.944      6.351    13.038      6.615       0.52       334
-------------------------------------------------------------------------------------------------------------------------------
701 - 710                       86      16,172,876       2.77     6.967      6.173    13.359      6.688       0.52       349
-------------------------------------------------------------------------------------------------------------------------------
711 - 720                       67      15,011,862       2.57     6.828      6.563    13.400      6.697       0.52       350
-------------------------------------------------------------------------------------------------------------------------------
721 - 730                       65      16,328,163       2.79     6.654      6.541    13.094      6.562       0.52       349
-------------------------------------------------------------------------------------------------------------------------------
731 - 740                       49      11,369,650       1.95     6.569      6.333    13.009      6.423       0.52       350
-------------------------------------------------------------------------------------------------------------------------------
741 - 750                       50       9,872,731       1.69     6.578      6.364    13.011      6.488       0.52       348
-------------------------------------------------------------------------------------------------------------------------------
751 - 760                       33       7,232,326       1.24     6.390      6.192    12.998      6.285       0.52       355
-------------------------------------------------------------------------------------------------------------------------------
761 - 770                       28       7,201,063       1.23     6.590      6.587    12.975      6.502       0.52       354
-------------------------------------------------------------------------------------------------------------------------------
771 - 780                       25       6,203,989       1.06     6.570      6.299    12.979      6.421       0.52       353
-------------------------------------------------------------------------------------------------------------------------------
781 - 790                       19       3,682,903       0.63     6.578      6.443    13.132      6.479       0.52       333
-------------------------------------------------------------------------------------------------------------------------------
791 - 800                        6       1,150,646       0.20     6.467      6.243    12.986      6.345       0.52       359
-------------------------------------------------------------------------------------------------------------------------------
801 - 810                        4         591,338       0.10     6.570      5.787    13.269      6.129       0.52       355
-------------------------------------------------------------------------------------------------------------------------------
811 - 820                        1         229,837       0.04     5.500      0.000     0.000      0.000       0.52       352
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                        3342     584,523,723     100.00     7.434      6.641    13.864      7.313       0.52       350
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                             MONTH
                                REM        ORIG      INITIAL    PERIODIC    TO NEXT    PROVIDED     KNOWN      AVG     LTV>80W
FICO SPREADSHEET REQUEST       AMORT       TERM        CAP        CAP         ADJ        LTV        FICOS    BALANCE     MI
-------------------------------------------------------------------------------------------------------------------------------

500 - 500                        358        360       2.909      1.000          24      65.05         500     246,499     0
-------------------------------------------------------------------------------------------------------------------------------
501 - 510                        357        359       2.858      1.350          23      71.70         505     147,485     0
-------------------------------------------------------------------------------------------------------------------------------
511 - 520                        355        358       2.861      1.261          22      72.94         516     156,472     0
-------------------------------------------------------------------------------------------------------------------------------
521 - 530                        354        357       2.873      1.191          22      74.81         526     142,976     0
-------------------------------------------------------------------------------------------------------------------------------
531 - 540                        356        359       2.935      1.186          21      75.09         535     148,968     0
-------------------------------------------------------------------------------------------------------------------------------
541 - 550                        355        357       2.918      1.168          22      74.72         546     144,895     0
-------------------------------------------------------------------------------------------------------------------------------
551 - 560                        354        357       2.872      1.374          21      77.46         555     145,374     0
-------------------------------------------------------------------------------------------------------------------------------
561 - 570                        356        358       2.781      1.252          22      78.09         566     159,555     0
-------------------------------------------------------------------------------------------------------------------------------
571 - 580                        356        358       2.726      1.275          22      79.57         576     173,944     0
-------------------------------------------------------------------------------------------------------------------------------
581 - 590                        356        357       2.832      1.304          21      81.67         585     169,766     0
-------------------------------------------------------------------------------------------------------------------------------
591 - 600                        355        356       2.842      1.330          22      80.16         596     178,208     0
-------------------------------------------------------------------------------------------------------------------------------
601 - 610                        354        355       2.825      1.387          22      81.89         606     163,062     0
-------------------------------------------------------------------------------------------------------------------------------
611 - 620                        355        354       2.762      1.355          22      80.91         615     174,128     0
-------------------------------------------------------------------------------------------------------------------------------
621 - 630                        354        354       2.734      1.333          22      82.84         625     188,021     0
-------------------------------------------------------------------------------------------------------------------------------
631 - 640                        355        355       2.656      1.266          21      82.91         635     169,099     0
-------------------------------------------------------------------------------------------------------------------------------
641 - 650                        356        349       2.635      1.273          23      83.75         646     187,453     0
-------------------------------------------------------------------------------------------------------------------------------
651 - 660                        355        347       2.623      1.302          22      82.77         655     179,218     0
-------------------------------------------------------------------------------------------------------------------------------
661 - 670                        355        345       2.644      1.237          22      83.77         666     159,378     0
-------------------------------------------------------------------------------------------------------------------------------
671 - 680                        355        345       2.611      1.246          22      83.14         675     172,121     0
-------------------------------------------------------------------------------------------------------------------------------
681 - 690                        354        349       2.782      1.244          21      82.26         685     192,065     0
-------------------------------------------------------------------------------------------------------------------------------
691 - 700                        347        337       2.878      1.219          23      82.47         696     169,996     0
-------------------------------------------------------------------------------------------------------------------------------
701 - 710                        352        352       2.455      1.288          22      84.33         706     188,057     0
-------------------------------------------------------------------------------------------------------------------------------
711 - 720                        355        353       2.328      1.321          24      84.62         715     224,058     0
-------------------------------------------------------------------------------------------------------------------------------
721 - 730                        357        352       2.402      1.247          22      83.02         725     251,203     0
-------------------------------------------------------------------------------------------------------------------------------
731 - 740                        356        354       2.336      1.243          21      81.39         735     232,034     0
-------------------------------------------------------------------------------------------------------------------------------
741 - 750                        355        351       2.642      1.248          24      82.03         745     197,455     0
-------------------------------------------------------------------------------------------------------------------------------
751 - 760                        356        359       2.266      1.293          21      81.20         756     219,161     0
-------------------------------------------------------------------------------------------------------------------------------
761 - 770                        355        356       2.333      1.250          23      81.15         764     257,181     0
-------------------------------------------------------------------------------------------------------------------------------
771 - 780                        355        355        2.39      1.270          25      79.54         774     248,160     0
-------------------------------------------------------------------------------------------------------------------------------
781 - 790                        350        336       2.436      1.332          24      80.90         786     193,837     0
-------------------------------------------------------------------------------------------------------------------------------
791 - 800                        359        360       2.836      1.321          27      78.48         795     191,774     0
-------------------------------------------------------------------------------------------------------------------------------
801 - 810                        355        360        2.14      1.287          27      82.30         804     147,835     0
-------------------------------------------------------------------------------------------------------------------------------
811 - 820                        352        360           0      0.000           0      79.99         817     229,837     0
-------------------------------------------------------------------------------------------------------------------------------
TOTAL:                           355        353       2.709      1.284          22      80.76         629     174,902     0
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